EXHIBIT 10.9.1

SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement dated as of July 8, 2003 (“Amendment”), is entered into with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), BANK ONE, NA and WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agents, GUARANTY BANK, as documentation agent, and SUNTRUST BANK, as managing agent. Pursuant to Section 2.10 of the Credit Agreement, Company and Administrative Agent, acting on behalf of the Lenders under the Credit Agreement, hereby agree to amend the Credit Agreement as follows:

RECITALS

A.	Under Section 2.10 of the Credit Agreement, the Company is entitled to request an increase in the Aggregate Commitment on the terms and conditions set forth therein.

B.	By letter to the Administrative Agent dated June 12, 2003, the Company notified the Administrative Agent that it desires to increase the Aggregate Commitment to $400,000,000. The Company, in consultation with the Administrative Agent, proposes to accomplish this increase by inviting U.S. Bank N.A. (the “New Lender”) to become a Lender with a Commitment of $25,000,000 and by having the remaining Lenders increase their respective Commitments by an aggregate amount of $75,000,000.

C.	By letter dated June 12, 2003, as supplemented, the Company and the Administrative Agent delivered a notice (the “Commitment Increase Notice”) to each existing Lender (the “Existing Lenders”) pursuant to Section 2.10(b) of the Credit Agreement asking that each such Lender notify the Administrative Agent whether such Lender desires to increase its Commitment. As specified in the Commitment Increase Notice, each Lender was to notify the Administrative Agent of its decision on or before July 7, 2003.

D.	The Administrative Agent and the Company have received the responses to the Commitment Increase Notice from the Existing Lenders and have determined the final allocation of the increases to each Lender’s Commitment in accordance with Section 2.10(c) of the Credit Agreement.

AGREEMENT

In consideration of the foregoing, Company and Administrative Agent, acting on behalf of the Lenders under the Credit Agreement pursuant to Section 2.10 of the Credit Agreement, hereby agree to amend the Credit Agreement as follows:

1.	Definitions. Capitalized terms used in this Amendment but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

2.	Changes to Annex I – Commitments of the Lenders. Effective July 8, 2003, Annex I to the Credit Agreement is replaced in its entirety by the revised Annex I attached to this Amendment as Exhibit A.

3.	Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by Administrative Agent of the following:

(a)	this Amendment, duly executed and delivered by the Company, together with the attached Consent of Guarantors, duly executed and delivered by each Guarantor, and together with the attached Consent of Lender, duly executed and delivered by each Existing Lender that is increasing its Commitment;

(b)	a certificate of an Authorized Official of the Company, dated the date of this Amendment, certifying and attaching the resolutions adopted by the Company approving or consenting to the increase contemplated by this Amendment;

(c)	a certificate of an Authorized Official of each Guarantor, dated the date of this Amendment, certifying and attaching the resolutions adopted by such Guarantor approving or consenting to the increase contemplated by this Amendment; and

(d)	a joinder agreement, in form and substance satisfactory to the Administrative Agent and its counsel, duly executed by the New Lender and the Company.

4.	Representations and Warranties. Company represents and warrants to Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing, and that each of the representations and warranties of Company contained in Article V of the Loan Agreement and in the other Loan Documents are true and correct on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 5.5 of the Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.1(a) and (b) of the Loan Agreement.

5.	Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

6.	Exhibits. All exhibits to this Amendment, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by reference.

7.	Acknowledgement. Upon receiving a fully executed counterpart of this Amendment, together with a fully executed Consent of Lender in the form attached hereto from each of the Lenders that is increasing its Commitment, Administrative Agent shall acknowledge receipt by delivering copies thereof to Company and each of the Lenders.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE RYLAND GROUP, INC., a Maryland corporation

By:	/s/ R. Chad Dreier
Its: President or Chief Executive Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kelley Prentiss

Its:	Principal

EXHIBIT A

ANNEX I

COMMITMENTS OF THE LENDERS

Lender	Amount of Commitment	Pro Rata Share

Bank of America, N.A	$55,000,000.00	13.750000000%
Bank One, NA	$50,000,000.00	12.500000000%
Wachovia Bank, National Association	$50,000,000.00	12.500000000%
Guaranty Bank	$40,000,000.00	10.000000000%
SunTrust Bank	$35,000,000.00	8.750000000%
Allfirst Bank, a division of Manufacturers and Traders Trust Company	$15,000,000.00	3.750000000%
AmSouth Bank	$25,000,000.00	6.250000000%
Comerica Bank	$25,000,000.00	6.250000000%
Fifth Third Bank	$15,000,000.00	3.750000000%
PNC Bank, National Association	$30,000,000.00	7.500000000%
U.S. Bank N.A	$25,000,000.00	6.250000000%
Washington Mutual Bank, FA	$35,000,000.00	8.750000000%

TOTALS:	$400,000,000.00	100.000000000%

CONSENT OF GUARANTORS

Reference is hereby made to the Second Amendment Agreement (“Amendment”) dated as of July 8, 2003, and entered into with reference to that certain 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not defined in this Consent of Guarantors have the meanings given to them in the Credit Agreement.

Reference is also hereby made to the Continuing Guaranty dated as of August 22, 2002 and executed by the Guarantors party thereto (the “Guaranty”).

Each of the undersigned hereby consents to the changes to the Credit Agreement contemplated by the Amendment. Each of the undersigned agrees that the execution of this Consent of Guarantors is not necessary for the continued validity and enforceability of the Guaranty, but is executed to induce Administrative Agent and the Lenders to agree to the Amendment.

Each of the undersigned represents and warrants to Administrative Agent and the Lenders that the Guaranty remains in full force and effect in accordance with its terms.

This Consent of Guarantors is dated as of the date of the Amendment.

THE RYLAND CORPORATION, a California corporation

By:	/s/ Timothy J. Geckle

Senior Vice President and Secretary

RYLAND HOMES OF CALIFORNIA, INC., a Delaware corporation

By:	/s/ Timothy J. Geckle

Vice President and Secretary

[signatures continued on following page]

RYLAND COMMUNITIES, INC., a Florida corporation

By:	/s/ Timothy J. Geckle

Secretary

RH INVESTMENT OF INDIANA, INC., an Indiana corporation

By:	/s/ Cathey S. Lowe

Treasurer

RYLAND HOMES INVESTMENT – TEXAS, INC., a Maryland corporation

By:	/s/ Timothy J. Geckle

Secretary

RYLAND VENTURES III, INC., a Maryland corporation

By:	/s/ Timothy J. Geckle

Vice President

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

Allfirst Bank, a division of
Manufacturers and Traders Trust Company

By:	/s/ Stewart T. Shettle

Title:	Vice President

Date:	June 13, 2003

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

Amsouth Bank

By:	/s/ Ronny Hudspeth

Title:	Senior Vice President

Date:	6-17-03

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

Bank of America, N.A.

By:	/s/ Kelley Prentiss

Title:	Principal

Date:	June 18, 2003

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

Bank One, NA

By:	/s/ Allison Crayne

Title:	Associate Director

Date:	7/9/03

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

Comerica Bank

By:	/s/ Sam Meehan

Title:	Vice President

Date:	6/13/03

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

PNC Bank, NA

By:	/s/ Douglas G. Paul

Title:	Senior Vice President

Date:	6-13-03

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

Wachovia Bank, N.A.

By:	/s/ Jeffrey S. Hoza

Title:	Vice President

Date:	6-13-2003

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

This Consent of Lender, when executed by the undersigned Lender, constitutes the undersigned Lender’s approval of the increase in its Commitment pursuant to Section 2.10(b) of the Credit Agreement as set forth in the Second Amendment Agreement to the Credit Agreement attached to this Consent of Lender.

Washington Mutual Bank, FA

By:	/s/ Mary Bowman

Title:	Senior Vice President

Date:	7/1/03

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) dated as of July 8, 2003 (the “Effective Date”), is entered into with reference to the 2002 Revolving Credit Agreement dated as of August 22, 2002, as amended (the “Credit Agreement”), by and among THE RYLAND GROUP, INC., a Maryland corporation (“Company”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), and is executed by U.S. Bank N.A. (the “New Lender”) and delivered to the Administrative Agent and the Company.

RECITALS

A.	Under Section 2.10 of the Credit Agreement, the Company has requested an increase in the Aggregate Commitment from $300,000,000 to $400,000,000 and desires to have the New Lender become a Lender to provide for a portion of this increase.

B.	The New Lender meets the requirement of an Eligible Assignee and desires to become a Lender under the Credit Agreement with a Commitment of $25,000,000 on the Effective Date.

AGREEMENT

NOW THEREFORE, the parties hereto agree as follows:

8.	Definitions. Capitalized terms used in this Agreement but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

9.	Joinder and Assumption.

(a)	By signing this Agreement, the New Lender confirms that it has become a Lender pursuant to Section 2.10 of the Credit Agreement with a Commitment as set forth in Recital B, and will, as of the Effective Date, become a Lender under the Credit Agreement and will be bound by all terms, conditions, obligations and duties applicable to a Lender under the Credit Agreement and the other Loan Documents.

(b)	New Lender hereby acknowledges and agrees that this Agreement is expressly made for the benefit of the Company, the Administrative Agent and the other Lenders and their respective successors and permitted assigns. From and after the Effective Date, New Lender shall be a party to the Credit Agreement and, to the extent provided in this Agreement, shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(c)	Nothing contained in this Agreement shall be construed to amend or modify the terms of the Loan Documents other than to effectuate the joinder and assumption contemplated herein.

10.	Representations, Warranties and Agreements. New Lender represents and warrants to the Administrative Agent and the Lenders, and agrees, as follows:

(a)	It is an Eligible Assignee.

(b)	It has agreed to become a party to the Credit Agreement solely in reliance upon its own independent investigation of the financial and other circumstances surrounding the Company and all aspects of the transactions evidenced by or referenced in the Loan Documents, or has otherwise satisfied itself thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Agreement) of the Administrative Agent in connection with the assumption made hereby.

(c)	It will, independently and based upon New Lender’s review of such documents and information as New Lender deems appropriate at the time, continue to make its own credit decisions in connection with the assumption made hereby.

(d)	It has experience and expertise in the making of loans such as the Loans made under the Credit Agreement and with respect to the other types of credit which may be extended under the Credit Agreement; that it has agreed to acquire its Pro Rata Share for its own account and not with any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

(e)	It has duly authorized, executed and delivered this Agreement, and that it is legally entitled to enter into the transactions contemplated herein.

(f)	Neither the Administrative Agent nor any Lender shall be responsible to New Lender for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents (other than its own due execution of the Loan Documents) or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by the Administrative Agent to New Lender (other than written representations, warranties, recitals or statements made by such party therein) or by or on behalf of the Company and its Subsidiaries to the Administrative Agent and the Lenders or New Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Company or its Subsidiaries or any other Person liable for the payment of any Borrowing or payment of amounts owed in connection with other extensions of credit under the Credit Agreement or any other matter. The Administrative Agent shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or other extensions of credit under the Credit Agreement or as to the existence or possible existence of any Default or Event of Default.

11.	Miscellaneous.

(a)	Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

(b)	THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE

(c)	OF ILLINOIS WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

(d)	All of the terms, covenants and conditions herein contained shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

(e)	Every provision of this Agreement is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable, and to the extent possible all of the other provisions shall nonetheless remain in full force and effect.

(f)	This Agreement may be executed in counterparts.

12.	Acceptance of Commitment by the Company. The Company hereby accepts the Commitment of the New Lender under the Credit Agreement referred to in Recital B.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

U.S. BANK N.A.

By:	/s/ Wayne H. Choi

Its:	Vice President

THE RYLAND GROUP, INC., a Maryland corporation

By:	/s/ Timothy J. Geckle

Its:	Senior Vice President and Secretary

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kelley Prentiss

Its:	Principal